United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2011

Transatlantic Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

80 Pine Street, New York, New York		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 365-2200

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 –   Corporate Governance and Management

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements

On May 26, 2011, at a meeting of the Board of Directors (the “Board”) of Transatlantic Holdings, Inc. (the “Company”) following the annual meeting of stockholders, the Board elected Michael C. Sapnar, Executive Vice President and Chief Operating Officer of the Company, to the Board to fill the vacancy created by Thomas R. Tizzio’s retirement, which was previously announced on May 19, 2011.  Mr. Sapnar will serve on the Underwriting Committee and Risk Management Committee of the Board.

Item 5.07       Submission of Matters to a Vote of Security Holders

(a)                                  The annual meeting of stockholders of the Company was held on May 26, 2011.

(b)                                 The stockholders elected all of the Company’s nominees for director, ratified the selection of PricewaterhouseCoopers LLP as the Compay’s independent registered public accounting firm for 2011, approved, on an advisory and non-binding basis, the compensation of executives disclosed in the proxy statement related to the May 26, 2011 stockholder meeting, and approved, on an advisory and non-binding basis, holding future advisory votes on executive compensation annually.

(i) Election of Directors:

Nominee	Votes For	Votes Withheld
Stephen P. Bradley	53,751,391	1,545,126
Ian H. Chippendale	48,493,061	6,803,456
John G. Foos	54,807,913	488,604
John L. McCarthy	53,669,932	1,626,585
Robert F. Orlich	54,966,391	330,086
Richard S. Press	53,617,500	1,679,017
Thomas R. Tizzio	52,714,145	2,582,372

(ii)                Ratification of PricewaterhouseCoopers LLP:

For	57,420,749
Against	403,752
Abstain	70,185

(iii)               Advisory Vote on Executive Compensation:

For	36,564,666
Against	11,508,800
Abstain	514,227
Broker Non-Votes	3,124,245

(iv) Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation:

1 year	49,143,419
2 years	82,581
3 years	5,057,444
Abstain	525,485
Broker Non-Votes	3,083,757

(d)                                 In light of the advisory vote on the frequency of future advisory votes on executive compensation by our stockholders, the Board has determined that the Company will include an advisory stockholder vote on executive compensation in the Company’s proxy materials every year until such time as the next advisory vote is submitted to the stockholders of the Company with regard to the frequency of future advisory votes on executive compensation, or the Board otherwise determines that a different frequency for such advisory vote is in the best interests of the stockholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC.
(Registrant)

Date: June 1, 2011

	By	/s/ GARY A. SCHWARTZ
		Name:	Gary A. Schwartz
		Title:	Senior Vice President and General Counsel